Exhibit 10.1
Execution Version
SUBSCRIPTION AGREEMENT
by and among
COMPASS GROUP DIVERSIFIED HOLDINGS LLC,
COMPASS DIVERSIFIED HOLDINGS
and
CGI MAGYAR HOLDINGS, LLC
Dated as of August 24, 2011

SUBSCRIPTION AGREEMENT
     SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of August 24, 2011 by and among Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”), on its own behalf and as sponsor of Compass Diversified Holdings, a Delaware statutory business trust (the “Issuer”), and CGI Magyar Holdings, LLC, a Delaware limited liability company (“Buyer”).
BACKGROUND
     A. The Company and Issuer wish to sell, and Buyer wishes to purchase, 1,575,000 shares of the Issuer representing an undivided beneficial interest in the Issuer (the “Restricted Shares”) upon the terms and subject to the conditions set forth in this Agreement;
     B. The Restricted Shares will be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”);
     C. Immediately subsequent to the closing of the purchase of Shares by the Buyer, the Company will acquire, through its subsidiary, CamelBak Acquisition Corp., CamelBak Products, LLC (the “Transaction”); and
     D. The Company and Issuer will, in connection with the issuance of the Restricted Shares and pursuant to the terms of the Registration Rights Agreement substantially in the form of Exhibit A attached hereto (the “Registration Rights Agreement”), grant to Buyer certain rights to register the Restricted Shares for resale by Buyer under the 1933 Act and the rules and regulations promulgated thereunder by the SEC, and applicable state securities laws.
AGREEMENT
     In consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1. SUBSCRIPTION OF SHARES
     (a) Subscription for Restricted Shares. Subject to Section 1(b) below, at the Closing (as defined below), the Company, as sponsor of the Issuer, shall cause the Issuer to issue the Restricted Shares to the Company in exchange for, and as consideration for, an equal number of trust interests of the Company, as provided for in the Company’s Third Amended and Restated Operating Agreement, dated as of November 1, 2010 (the “Operating Agreement”), and the Buyer commits to purchase such Restricted Shares from the Company for an aggregate purchase price equal to $19,687,500 (the “Aggregate Purchase Price”), which is based upon the Per Share Price (as defined below); provided, however, that in no event shall the number of Restricted Shares issued to the Buyer in connection herewith exceed 4.95% of the Issuer’s outstanding shares immediately before the Closing and the number of shares purchased by Buyer at the Closing shall be adjusted automatically downward if and to the extent necessary to correspond herewith. The per share purchase price (the “Per Share Price”) for the Restricted Shares shall be equal to $12.50, which is the “Market Value” of the Shares immediately preceding the execution of this Agreement, as defined in Section 312.04(i) of the New York Stock Exchange Listed Company Manual. The Restricted Shares shall be sold at the Closing as hereinafter provided.

     (b) Closing.
          (i) The closing (the “Closing”) of the issuance and sale of the Restricted Shares shall occur at the time of the closing of the Transaction, and the date of the occurrence of the Closing shall be referred to herein as the “Closing Date,” provided, however, notwithstanding anything in this Agreement to the contrary, if for whatever reason the Transaction does not close by the Outside Closing Date (as defined in Section 5(l) below), the Issuer shall not be obligated to issue the Restricted Shares, the Company shall not be obligated to sell the Restricted Shares and Buyer shall not be obligated to purchase the Restricted Shares and this Agreement shall be terminated in accordance with Section 5(l) below.
          (ii) The following conditions must be satisfied at, or waived in writing by Buyer prior to, the Closing:
               A. the representations and warranties of the Company and the Issuer contained in this Agreement shall be true and correct as of the Closing Date;
               B. [INTENTIONALLY OMITTED];
               C. the Buyer shall have received the Registration Rights Agreement, duly executed by the Company and the Issuer;
               D. the Buyer shall have received the Restricted Shares in accordance with Section 1(d) below; and
               E. the Transaction shall be consummated on the Closing Date.
(c) Form of Payment; Use of Proceeds. At the Closing, the Buyer shall pay the Aggregate Purchase Price by wire transfer of immediately available funds to the Company. The Company shall use such proceeds to fund, in part, the consummation of the Transaction, including expenses incurred by the Company and/or the Issuer in connection with this Agreement and/or the Transaction.
(d) Form of Delivery. At the Closing, the Company shall deliver to the Buyer the Restricted Shares purchased by Buyer in accordance with Section 1(a) above, which delivery will be constructive and evidenced by the recording thereof in book-entry form on the records of the Trust and the Company. The Restricted Shares shall not be certificated and the appropriate legends and/or stop transfer instructions for the Restricted Shares shall be provided to the Company’s transfer agent.
(e) Registration Rights Agreement. At the Closing, the parties hereto shall execute and deliver the Registration Rights Agreement.
2. REPRESENTATIONS AND WARRANTIES OF THE BUYER
     Buyer hereby represents and warrants to the Company and Issuer as of the date hereof and as of the date of the Closing that:
     (a) Organization and Qualification. Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has the requisite corporate power to own its properties and to carry on its business as now being conducted.

     (b) Authorization; Enforceability. (i) Buyer has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement; (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized and no further consent or corporate authorization is required therefor; (iii) this Agreement has been, and at Closing the Registration Rights Agreement will be, duly executed and delivered by Buyer; and (iv) assuming due execution and delivery by the Company and Issuer, this Agreement constitutes, and the Registration Rights Agreement will constitute, the valid and binding obligations of Buyer enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application or by the public policy provisions of federal securities laws.
     (c) No Conflicts. The purchase of the Restricted Shares, the compliance by the Buyer with this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Buyer or any of its subsidiaries is a party or by which the Buyer or any of its subsidiaries is bound or to which any of the property or assets of the Buyer or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the corporate charter documents of the Buyer, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Buyer or any of its subsidiaries or any of their properties, except in the case of (i) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated by this Agreement or the Registration Rights Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the purchase of the Restricted Shares by the Buyer or the consummation by the Buyer of the transactions contemplated by this Agreement or the Registration Rights Agreement, except where failure to obtain any such consent, approval, authorization, order, registration or qualification would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated by this Agreement or the Registration Rights Agreement.
     (d) Knowledge and Experience. Buyer: (i) has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Issuer and the Company; (ii) is prepared to bear the economic risk of such an investment; and (iii) has consulted with its own legal, financial, tax and other advisors to the extent it has deemed appropriate in connection with any investment in the Issuer and the Company, as well as the purchase of the Restricted Shares and the status thereof.
     (e) Disclosure of Information. Buyer has received all the information concerning the Issuer and the Company it considers necessary or appropriate for deciding whether the purchase the Restricted Shares and has requested and reviewed such other information concerning the Issuer and the Company as it deems necessary or advisable in the circumstances.

     (f) Accredited Investor. Buyer is: (i) familiar with or has otherwise been advised by counsel regarding the rules and regulations of the 1933 Act, that are and would be applicable to it in connection with the acquisition of the Restricted Shares; (ii) familiar with the term “accredited investor,” as defined in Rule 501(a) under the 1933 Act; and (iii) an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the 1933 Act.
     (g) No Registration. Buyer acknowledges that: (i) the Restricted Shares are being offered in a transaction not involving any public offering within the United States within the meaning of the 1933 Act; (ii) neither the Issuer nor the Company has filed nor will file a registration statement in connection with, or otherwise register, the offer and sale of the Restricted Shares under the 1933 Act or the securities laws of any state except in accordance with the Registration Rights Agreement; and (iii) the solicitation of bids and any offer or sale of the Restricted Shares are being made in reliance on an exemption from the registration requirements of the 1933 Act.
     (h) Investment Purpose; No Distribution. Buyer is seeking to acquire the Restricted Shares for its own account or an account or accounts with respect to which it exercises sole investment discretion and each such account, if any, is an institutional accredited investor and each such account, if any, is aware that the solicitation of bids and any offer or sale of the Restricted Shares are being made in reliance on an exemption from the registration requirements of the 1933 Act. Buyer is seeking to acquire the Restricted Shares for investment purposes only, and not with a view to the distribution thereof, in whole or in part.
     (i) Legends. The Buyer acknowledges that the Restricted Shares may bear the following legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.
     (j) Transfer Restrictions. Buyer acknowledges that any subsequent transfer of the Restricted Shares may be restricted under the 1933 Act or the securities laws of any state, and that any securities so acquired will bear legends to such effect.
     (k) Manner of Issuance. Buyer acknowledges and agrees that the issuance of the Restricted Shares shall be effected in accordance with Section 1 above.
3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ISSUER

     The Company and Issuer hereby represent and warrant to Buyer as of the date hereof and as of the Closing that:
     (a) Organization and Qualification. Each of the Company and Issuer is duly organized, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its formation, has the requisite power and authority to own its properties and to carry on its business as now being conducted and presently proposed to be conducted, as applicable.
     (b) Authorization; Enforceability. (i) Each of the Company and Issuer has the requisite power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue and/or sell the Restricted Shares in accordance with the terms hereof; (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and Issuer and the consummation by them of the transactions contemplated hereby and thereby, including the issuance of the Restricted Shares, have been duly authorized and no further consent or authorization is required therefor; (iii) this Agreement has been, and at Closing the Registration Rights Agreement will be, duly executed and delivered by the Company and Issuer; and (iv) assuming due execution and delivery by Buyer, this Agreement constitutes, and the Registration Rights Agreement will constitute, the valid and binding obligations of the Company and Issuer enforceable against them in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application or by the public policy provisions of federal securities laws.
     (c) No Conflicts. The issue and sale of the Restricted Shares, the compliance by the Issuer and the Company with this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer, the Company or any of the Company’s subsidiaries is a party or by which the Issuer, the Company or any of the Company’s subsidiaries is bound or to which any of the property or assets of the Issuer, the Company or any of the Company’s subsidiaries is subject, (ii) result in any violation of the provisions of the corporate charter documents of the Issuer or the Company, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or the Company or any of the Company’s subsidiaries or any of their properties, except in the case of (i) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Issuer or the Company to consummate the transactions contemplated by this Agreement or the Registration Rights Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Restricted Shares by the Issuer or the consummation by the Issuer or the Company of the transactions contemplated by this Agreement or the Registration Rights Agreement, except (A) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under Regulation D of the Securities Act of 1933, as amended, state securities or Blue Sky laws, or (B) where failure to obtain any such consent, approval, authorization, order, registration or qualification would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Issuer or the Company to consummate the transactions contemplated by this Agreement or the Registration Rights Agreement.

     (d) Issuance of Securities. The Restricted Shares have been duly authorized and, upon issuance in accordance with the terms hereof and thereof, shall be validly issued and fully paid, and free from all taxes, liens and charges with respect to the issue thereof.
     (e) SEC Filings. The Company and the Issuer have timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be so filed or so furnished since January 1, 2010 (the “SEC Documents”). As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the SEC Documents complied as to form in all material respects with the applicable requirements of the 1933 Act, and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder applicable to such SEC Documents. None of the SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     (f) No Material Adverse Effect. Since December 31, 2010, there has been no material adverse effect on the business, assets, results of operations or financial condition of the Company and the Issuer, taken as a whole, or a material adverse effect on the ability of the Issuer or the Company to consummate the transactions contemplated by this Agreement or the Registration Rights Agreement.
4. TRANSFER AGENT INSTRUCTIONS
     The Company shall cause the Issuer to instruct its transfer agent to issue the Restricted Shares in book-entry form, which delivery will be constructive and evidenced by the recording thereof in book-entry form on the records of the Issuer and the Company. The Restricted Shares shall not be certificated and a restrictive legend of the type referred to in Section 2(i) of this Agreement shall be noted thereon. Issuer warrants and covenants that no instruction other than such instructions referred to in this Section 4, and stop transfer instructions to give effect to Section 2(i) hereof or any applicable provision of the Registration Rights Agreement, will be given by Issuer to its transfer agent and that the Restricted Shares shall otherwise be freely transferable on the books and records of the Issuer as and to the extent provided in this Agreement. Nothing in this Section 4 shall affect in any way Buyer’s obligations and agreement to comply with all applicable securities laws upon the sale, assignment or other transfer of the Shares. If Buyer provides Issuer with an opinion of counsel, reasonably satisfactory in form, scope, substance to Issuer, that registration of the sale, assignment or other transfer by Buyer of any of the Restricted Shares is not required under the 1933 Act, Issuer shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Buyer.
5. MISCELLANEOUS
     (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with, the laws of the State of New York without regard to the principles of conflict of laws to the extent that such principles would require or permit the application of laws of another jurisdiction.

     (b) Jurisdiction; Venue. Each party hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York or the United States District Court located in the State of New York for the purpose of any legal proceeding between the parties arising in whole or in part under or in connection with this Agreement.
     (c) Waiver of Jury Trial. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.
     (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic transmission.
     (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretations of, this Agreement.
     (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.
     (e) Entire Agreement; Amendments. This Agreement and the Registration Rights Agreement contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties hereto makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.
     (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):
     If to the Company or Issuer:
Compass Group Diversified Holdings LLC
61 Wilton Road, Second Floor
Westport, Connecticut 06880
Telephone: (203) 221-1703
Facsimile: (203) 221-8253
Attention: Alan B. Offenberg
     With a copy to:
Squire, Sanders & Dempsey (US) LLP
221 East Fourth Street, Suite 2900
Cincinnati, Ohio 45202

Telephone: (513) 361-1200
Facsimile: (513) 361-1201
Attention: Stephen C. Mahon
     If to the Buyer:
CGI Magyar Holdings, LLC
61 Wilton Road, Second Floor
Westport, Connecticut 06880
Telephone: (203) 221-1703
Facsimile: (203) 221-8253
Attention: Joseph P. Milana
     With a copy to:
Morrison Cohen LLP
909 Third Avenue
New York, New York 10022
Telephone: (212) 735-8831
Facsimile: (917) 522-3130
Attention: Brian B. Snarr
     and
Anholt Investments, Ltd.
Suite 794, 48 Par-la-ville Rd.
Hamilton Bermuda HM11
Telephone: 441-400-7716
Facsimile: 441-400-7711
Attention: Cora Lee Starzomski
     Each party hereto shall provide notice to the other party of any change in address.
     (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties. Neither the Company nor Issuer shall assign this Agreement or any rights or obligations hereunder without the prior written consent the Buyer. Buyer may not assign its rights hereunder without the prior written consent of the Company and Issuer.
     (h) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
     (i) Survival. The respective representations, warranties and agreements of the Issuer, the Company and the Buyer contained in this Agreement shall survive the delivery of and payment for the Restricted Shares and shall remain in full force and effect.
     (j) Publicity. The parties shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that Issuer shall be entitled, without the prior approval of Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by Issuer in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).
     (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purpose of this Agreement and the consummation of the transactions contemplated hereby.
     (l) Termination. This Agreement shall automatically be terminated and be of no further force and effect if: (i) the Transaction is terminated or abandoned for any reason, or (ii) the Transaction does not close by September 1, 2011 (the “Outside Closing Date”).
[Signature page immediately follows.]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first above written.

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

/s/ James J. Bottiglieri

Name:		James J. Bottiglieri
Title:		Chief Financial Officer

COMPASS DIVERSIFIED HOLDINGS

By:	COMPASS GROUP DIVERSIFIED HOLDINGS LLC,
as Sponsor

By:	/s/ James J. Bottiglieri

	Name:	James J. Bottiglieri
	Title:	Chief Financial Officer

CGI MAGYAR HOLDINGS, LLC

By:	/s/ Joseph P. Milana

	Name:	Joseph P. Milana
	Title:	Manager
Signature page to Subscription Agreement

Exhibit A
REGISTRATION RIGHTS AGREEMENT